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                                                                  EXHIBIT 10.58
                                                                  Page 1 of 1



                                 STRAIGHT NOTE


     $250,000               South El Monte, California        August 23, 2000
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     For value received, Lee Pharmaceuticals promises to pay Mark DiSalvo or order, at South El Monte, California the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS, with interest from August 23, 2000, on unpaid principal at the rate of twenty (20) per cent per annum; principal is payable monthly, commencing on September 25, 2000, with monthly principal payments of $10,000. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365-day year, actual day month and payable monthly. Principal and interest shall be payable in lawful money of the United States. If action were instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees.




August 23, 2000                       Ronald G. Lee
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     Date                             Lee Pharmaceuticals - Ronald G. Lee



August 23, 2000                       Michael L. Agresti
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    Date                              Lee Pharmaceuticals - Michael L. Agresti